UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 1, 2019

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.033	CGIP	OTC PINK

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, Celadon Group, Inc., a Delaware corporation (the “Company”), appointed Vincent Donargo as its Executive Vice President, Chief Accounting Officer, and Chief Financial Officer, effective immediately.

Mr. Donargo, 58, previously served as the Company’s Executive Vice President and Chief Accounting Officer since November 2017.  Prior to joining the Company, Mr. Donargo served as Executive Vice President and Chief Financial Officer of Beaulieu Group LLC, a North American carpet and flooring manufacturing company, from August 2016 to November 2017. Prior to joining Beaulieu Group, he was at Brightstar Corp., a mobile services company, serving as Executive Vice President Finance Operations from August 2015 to August 2016 and as Executive Vice President and Chief Financial Officer from April 2014 to August 2015. Before his tenure at Brightstar, Mr. Donargo worked for Brightpoint, Inc., a publicly traded provider of worldwide distribution and integrated logistics services prior to its acquisition by Ingram Micro Inc., where he served as Chief Accounting Officer and Controller from September 2005 to May 2011 and as Chief Financial Officer and Treasurer from May 2011 to October 2012.  Mr. Donargo also served as Executive Vice President, Integration, Financial Planning and Analysis, and Finance Transformation at Ingram Micro after Brightpoint's acquisition from October 2012 to April 2014.  Mr. Donargo holds a B.A. in accounting from Rutgers University.

In connection with the appointment, the Company and Mr. Donargo entered into an Amended and Restated Employment Agreement (the “A&R Employment Agreement”), dated May 1, 2019, amending certain terms and conditions of Mr. Donargo’s employment with the Company.  Under the A&R Employment Agreement, Mr. Donargo (i) has a base salary of $425,000; (ii) received an equity grant in connection with his appointment, the material terms of which are further described below; (iii) continues to be eligible to participate in future equity grants under the Company’s long-term incentive program; (iv) continues to be eligible to participate in the Company’s performance cash bonus program; (v) received a one-time cash bonus of $100,000; (vi) is entitled to severance pay, if the Company terminates his employment without “Cause” or he terminates his employment for “Good Reason” (in either case, not involving a “Change in Control”), equal to twenty-four months of salary continuation and COBRA continuation coverage for twenty-four months; (vii) is entitled to severance pay, if the Company terminates his employment without Cause or he terminates his employment for Good Reason, in either case, within six months prior to, or twelve months following, a Change in Control, equal to 200% of his annual base salary, 200% of the target amount of his annual cash bonus, COBRA continuation coverage for twenty-four months, and accelerated vesting of equity awards to the extent so provided in the applicable award notices; and (viii) is subject to certain nonsolicitation, noncompetition, nondisparagement, and confidentiality covenants. The terms “Cause,” “Good Reason,” and “Change in Control” are further defined in the A&R Employment Agreement.

The A&R Employment Agreement provides that Mr. Donargo’s aggregate bonus opportunity for fiscal 2020 will be $318,750 (75% of his annual base salary), of which (i) $159,375 (50% of the bonus opportunity) will be earned upon remediating the Company’s existing material weaknesses in internal control over financial reporting by September 30, 2019, completing the Company’s audit of its financial statements for the fiscal years ended June 30, 2017 and 2018 and for the fiscal year ending June 30, 2019, and filing such financial statements with the Securities and Exchange Commission in a Form 10-K (the “Audit Goal”); and (ii) $159,375 (50% of the bonus opportunity) will be earned based upon annual financial goals such as pretax income, ROIC, and strategic goals, as determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”).

In connection with his appointment, the Company granted Mr. Donargo stock options covering an aggregate of 400,000 shares of the Company’s common stock with an exercise price of $2.53, the publicly reported closing price on the date of the grant.  The options will vest as follows: (i) 100,000 upon the Compensation Committee’s certification that the Audit Goal has been achieved; (ii) 100,000 upon the Compensation Committee’s certification that the Company’s common stock has been relisted on the New York Stock Exchange, NASDAQ, or comparable nationally recognized exchange; (iii) 66,667 on May 1, 2021; (iv) 66,667 on May 1, 2022, and (v) 66,666 on May 1, 2023.

The foregoing summary of the A&R Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Employment Agreement and related Award Notice, which are filed herewith as Exhibits 10.1 and 10.2, respectively.  There is no arrangement or understanding between Mr. Donargo and any other person pursuant to which Mr. Donargo was appointed Executive Vice President, Chief Accounting Officer, and Chief Financial Officer.  There are no transactions in which Mr. Donargo has an interest requiring disclosure under Item 404(a) of Regulation S-K other than the A&R Employment Agreement.

Mr. Donargo succeeds Thom Albrecht as Chief Financial Officer.  Effective May 1, 2019, Mr. Albrecht ceased to serve as the Company’s Chief Financial Officer and was appointed as the Company’s Chief Commercial Officer.  Mr. Albrecht continues to serve as the Company’s Chief Strategy Officer.  The transition from Mr. Albrecht to Mr. Donargo was not a result of any disagreement between Mr. Albrecht and the Company, its management, or the Board on any matter relating to the Company’s operations, policies, or practices.

Item 7.01          Regulation FD Disclosure.

On May 7, 2019, the Company issued a press release announcing Mr. Donargo’s appointment and certain other executive title changes. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	10.1	Amended and Restated Employment Agreement dated May 1, 2019.
	10.2	Award Notice dated May 1, 2019.
	99.1	Press Release dated May 7, 2019.

The information contained in Item 7.01 and Exhibit 99.1 under Item 9.01 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in this report and Exhibit 99.1 hereto contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases, including "will," “may,” “ongoing,” “going forward,” “continue” “shall,” and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  In Exhibit 99.1 hereto, statements relating to enhancing commercial relationships across the Company’s customer base, completing the Company’s financial statement audits and returning to public reporting, obtaining and managing a long-term capital structure, and a refresh of the Company’s U.S. tractor fleet, among others, are forward-looking statements.  Actual results may differ materially from those set forth in these forward-looking statements based on risks and uncertainties, including the risk that the completion of the Company’s financial statement audits and return to public reporting is delayed and the Company is unable to obtain a long-term capital structure or a refresh of its U.S. tractor fleet.  Readers should review and consider these and other factors that could cause actual results to differ from expectations and various disclosures by the Company in its press releases, stockholder reports, and filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: May 7, 2019	By:	/s/ Vincent Donargo
Vincent Donargo Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Amended and Restated Employment Agreement dated May 1, 2019.
10.2	Award Notice dated May 1, 2019.
99.1	Press Release dated May 7, 2019.